                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT, made as of this 8th day of May 2000, by and between PICK Communications Corp. (the "Grantor") having its principal office at 8401 N.W. 53rd Terrace, Suite 119, Miami, FL 33166, and Snow Becker Krauss P.C. with an address at 605 Third Avenue, New York, NY 10158 (the "Optionee").

         W I T N E S S E T H :
         - - - - - - - - - -

         WHEREAS, the Optionee has performed legal services for the Grantor and the Grantor has been unable to pay Optionee in cash for such services; and

         WHEREAS, the Grantor is desirous of increasing the incentive of the Optionee to exert its utmost efforts in servicing the needs of the Grantor.

         NOW, THEREFORE, in consideration of the Optionee's continuous service to the Grantor, and for other good and valuable consideration, the Grantor hereby grants the Optionee an option to purchase shares of the Grantor's common stock, $.01 par value per share (the "Common Stock"), on the following terms and conditions:

1.       Option.
         -------

         Pursuant to the resolutions passed by the Board of Directors of the Company on May 8, 2000 (the "Resolutions"), the Grantor hereby grants to the Optionee, non-qualified stock options, not qualified as described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase, at any time prior to 5:00 p.m. (East Coast time) on May 7, 2005 up to an aggregate of ONE HUNDRED FIFTY THOUSAND (150,000) fully paid and non-assessable shares of Common Stock (the "Shares"), subject to the terms and conditions set forth below.

2.       Purchase Price.
         ---------------

         The purchase price shall be $1.00 per Share. The Optionee shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor and Optionee in connection therewith.

3.       Exercise or Conversion of Option.
         ---------------------------------

         (a) The Optionee may exercise all or any part of his option hereunder by delivering a Notice of Exercise substantially in the form of Exhibit A appended hereto to the Grantor by hand delivery, by U.S. Express Mail, Federal Express or other recognized national delivery service, or by registered or certified mail, return receipt requested, addressed to the Grantor's principal office specifying the number of Shares that the Optionee desires to purchase, which Notice of Exercise shall be accompanied by this Agreement and payment in the form of (i) a certified or bank cashier's check payable to the order of the Grantor in an amount equal to the Exercise Price multiplied by the number of Shares for which this option is being exercised, (ii) by delivery of outstanding shares of Common Stock having a fair market value on the trading date immediately preceding the date of the Grantor's receipt of the Notice of Exercise equal to the Exercise Price of the Shares for which this option is being exercised, (iii) a cashless exercise as set forth in subsection (b) below, or (iv) a cashless exercise by exchange of outstanding invoices from Optionee to Grantor, or any combination thereof. Notwithstanding anything contained herein to the contrary, to the extent allowed by applicable federal and state securities laws, the Exercise Price may also be paid in full by a broker-dealer to whom Optionee has submitted a Notice of Exercise.

         (b) The Optionee may also convert all or any portion of the options granted hereunder into the number of Shares determined in accordance with the formula set forth below by delivering a Notice of Exercise substantially in the form of Exhibit A appended hereto to the Grantor by hand delivery, by U.S. Express Mail or Federal Express or other recognized national delivery service, or by certified or registered mail, return receipt requested, addressed to its principal office and accompanied by this Agreement:


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                 X =    Y(A-B)
                     -----------
                           A

         Where:  X =   the number of the Shares to be issued to the Optionee
                       upon conversion pursuant to this Section 3(b).

                           Y = the number of Shares represented by the options
                               so converted.

                           A = the fair market value of one share of Common
                               Stock on the trading date immediately preceding the Grantor's receipt of the Notice of Conversion.

                           B = the Exercise Price.

         (c) As soon as practicable after exercise or conversion, the Grantor shall cause to be delivered to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased or acquired by the Optionee.

         (d) The option granted hereunder may be exercised by the Optionee at any time on or after May 8, 2000 until May 7, 2005. If the Optionee elects to exercise or convert less than all of the options granted hereunder, the Grantor shall return this Agreement to the Optionee with the remaining number of options endorsed in Section 1, and the Optionee may elect to exercise or convert all or part of the balance from time to time subject to the terms and conditions of this Agreement.


4.       Option Not Conditioned on Advisory Role.
         ----------------------------------------

         (a) If the Optionee's advisory role shall terminate otherwise than by reason of death, or for cause, such option may be exercised at any time after such termination, subject to the provisions of subparagraph (c) of this Paragraph 4.

         (b) Notwithstanding any provision herein to the contrary, this Option shall be null and void and of no further force or effect if Optionee does not properly complete and cause to be filed promptly, Grantor's Form 10-K for theyear ended December 31, 1999 and Grantor's Form 10-Q for the quarter ended March 31, 2000.

         (c) An option may not be exercised pursuant to this Paragraph 4 except to the extent that the Optionee was entitled to exercise the option at the time of termination of employment or death, and in any event may not be exercised after the original expiration date of the option.

5.       Divisibility and Non-Assignability of the Option.
         -------------------------------------------------

         (a) The Optionee may exercise the option herein granted from time to time subject to the provisions of Section 3 above with respect to any whole number of Shares included therein, but in no event may an option be exercised as to less than ten thousand (10,000) Shares at any one time, or the remaining Shares covered by the option if less than ten thousand (10,000).

         (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, otherwise than by will or the laws of descent and distribution, and the option herein granted, or any of them, shall be exercisable during the Optionee's lifetime only by the Optionee.

6.       Stock as Investment.
         --------------------

         (a) By accepting this option, the Optionee agrees for himself, his heirs and legatees that any and all Shares purchased hereunder shall be acquired for investment purposes only and not for sale or distribution, and upon the issuance of any or all of the Shares issuable under the option granted hereunder, the Optionee, or his heirs or

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

legatees receiving such Shares, shall deliver to the Grantor a representation in writing, that such Shares are being acquired in good faith for investment purposes only and not for sale or distribution. Grantor may place a "stop transfer" order with respect to such Shares with its transfer agent and place an appropriate restrictive legend on the stock certificate(s) evidencing such Shares.

         (b) Unless a registration statement is filed with the Securities and Exchange Commission covering the Shares issuable upon the exercise of the option, such Shares will be restricted securities. Sales of such restricted securities may be made only in compliance with an available exemption from such registration. The Company hereby agrees to use its best efforts to register the Shares under a registration statement on Form S-1, to be prepared by Optionee at the Optionee's expense for legal fees and for other costs (exclusive of accounting) of the offering and to allow all "piggyback" registration rights to be effected on such registration statement, provided that filing fees paid to governmental entities relating to such piggyback registration shall be the expense of Grantor and any piggybacking selling securityholders shall pay their pro rata share with Optionee of all non-legal fees and expenses.

7.       Restriction on Issuance of Shares.
         ----------------------------------

         The Grantor shall not be required to issue or deliver any certificate for Shares purchased upon the exercise of any option granted hereunder unless
(a) the issuance of such Shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such registration is not required;
(b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof; and (c) permission for the listing of such Shares, if required, shall have been given by any national securities exchange on which the Common Shares of the Grantor are at the time of issuance listed.

8.       Adjustments Upon Changes in Capitalization.
         -------------------------------------------

         (a) In the event of changes in the outstanding Shares of the Grantor by reason of stock dividends, stock splits, reorganizations or liquidations, the number and class of Shares as to which the option may be exercised shall be correspondingly increased to reflect an increase in the outstanding Common Shares or decreased to reflect a decrease in the outstanding Common Shares, and the exercise price shall be inversely adjusted by the Grantor so that the aggregate option price for all Shares covered after the change in outstanding Common Shares shall be the same as the aggregate option price for the Common Shares remaining subject to such option immediately prior to the change in the outstanding Common Shares. No adjustment shall be made with respect to stock dividends or splits which do not exceed 5% in any fiscal year, cash dividends or the issuance to shareholders of the Grantor of rights to subscribe for additional Common Shares or other securities. Notwithstanding the foregoing, there shall be no adjustment in the number and class of Shares as to which the option may be exercised or the exercise price in the event the Grantor issues new or treasury shares in consideration of (i) the settlement of any absolute or contingent liability of the Grantor, (ii) new investment capital contributed to the Grantor, or (iii) any compensatory stock, options or warrants issued by Grantor.

         (b) Any adjustment in the number of Shares shall apply proportionately to only the unexercised portion of the option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.



9.       Binding Effect.
         ---------------

         Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

10.      No Rights in Option Stock.
         --------------------------

         Optionee shall have no rights as a shareholder in respect of Shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.


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11.      Effect Upon Employment.
         -----------------------

         This Agreement does not give the Optionee any right to continued employment.


12.      Agreement Subject to Resolutions.
         ---------------------------------

         Notwithstanding anything contained herein to the contrary, this Agreement is subject to, and shall be construed in accordance with, the terms of the Resolutions, and in the event of any inconsistency between the terms hereof and the terms of the Resolutions, the terms of the Resolutions shall govern.

13.      Miscellaneous.
         --------------

         This Agreement shall be construed under the laws of the State of Nevada, without application to the principles of conflicts of law. Headings have been included herein for convenience of reference only, and shall not be deemed a part of this Agreement. References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.


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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         PICK COMMUNICATIONS CORP.



                                         By:   /s/  Robert Sams
                                            -----------------------------
                                                  Robert Sams,
                                                  President



                                         ACCEPTED AND AGREED TO:

                                         SNOW BECKER KRAUSS P.C.



                                         By: /s/ Elliot H. Lutzker
                                            -----------------------------
                                                  Elliot H. Lutzker



                                       5


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                                                                       EXHIBIT A
                               NOTICE OF EXERCISE


               The undersigned hereby irrevocably elects to exercise, pursuant to Section 3 of the Non-qualified Stock Option Agreement accompanying this Notice of Exercise, _______________ options of the total number of options held by the undersigned pursuant to the accompanying Stock Option Agreement, and herewith makes payment of the Purchase Price of such shares in full by means of:

______________________________________________________________________________

______________________________________________________________________________


                                                   Name of Holder




                                                   Signature

                Address:



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